UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

Nasdaq, Inc.

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NASDAQ, INC. 151 W. 42ND ST. NEW YORK, NY 10036 ATTN: EDWARD DITMIRE Your Vote Counts! NASDAQ, INC. 2021 Annual Meeting Vote by June 14, 2021 11:59 PM Eastern Time D50386-P52754 You invested in NASDAQ, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 15, 2021 at 9:00 a.m. Eastern Time. The Annual Meeting will be a virtual meeting of shareholders conducted via live webcast. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/NDAQ2021. Only shareholders of record as of the close of business on April 19, 2021 are entitled to notice of, and to vote at, the Annual Meeting. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control numberVote Virtually at the Meeting* June 15, 2021 9:00 AM, Eastern Time Virtually at: www.virtualshareholdermeeting.com/NDAQ2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to view the proxy materials online or to request an email or paper copy, and to vote on these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. You may also find further information at www.nasdaq.com/annual-meeting. Voting Items Board Recommends 1. Election of 10 Directors 1a. Melissa M. Arnoldi For 1b. Charlene T. Begley For 1c. Steven D. Black For 1d. Adena T. Friedman For 1e. Essa Kazim For 1f. Thomas A. Kloet For 1g. John D. Rainey For 1h. Michael R. Splinter For 1i. Jacob Wallenberg For 1j. Alfred W. Zollar For 2. Advisory vote to approve the company’s executive compensation as presented in the proxy statement For 3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal For year ending December 31, 2021 4. A Shareholder Proposal entitled “Adopt a Mainstream Shareholder Right-Written Consent” Against NOTE: To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the meeting. PLEASE BE AWARE. You cannot vote by returning this notice. To vote your shares, you must vote online or by telephone, or request a paper copy of the proxy materials to receive a proxy card, or you may vote during the Annual Meeting via the Internet by visiting www.virtualshareholdermeeting.com/NDAQ2021 on June 15, 2021 at 9:00 a.m. Eastern Time.Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D50387-P52754